UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 21, 2006

ADELPHIA COMMUNICATIONS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16014	23-2417713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5619 DTC Parkway—Greenwood Village, CO	80111
(Address of principal executive offices)	(Zip Code)

(303) 268-6300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Effective June 21, 2006, Adelphia Communications Corporation (“Adelphia” or the “Company”) entered into definitive agreements (the “TW Amendment” and the “Comcast Amendment”; together the “Amendments”) with Time Warner NY Cable LLC (“TW NY”), a subsidiary of Time Warner Cable Inc. (“TWC”), the cable subsidiary of Time Warner Inc., and with Comcast Corporation (“Comcast”) to amend the asset purchase agreements, dated April 20, 2005, between Adelphia and TW NY and Comcast, respectively (as amended, the “TW NY Purchase Agreement” and the “Comcast Purchase Agreement,” respectively; together the “Purchase Agreements”).  Each of the Amendments remains subject to approval by the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), except for the applicable additional buyer provisions disclosed in Adelphia’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2006, which have already been approved by the Bankruptcy Court.

Under each Amendment, the transactions contemplated by the applicable Purchase Agreement (the “Transaction” and the Transactions together, the “Sale Transaction” ) may be consummated pursuant to section 363 (a “363 Sale”) of title 11 of the United States Code, and in the case of the Comcast Amendment, a plan of reorganization for certain joint ventures of Adelphia. Pursuant to the Amendments, Adelphia agreed that if the applicable Transaction is not consummated prior to September 1, 2006 under specified circumstances, then in the case of the TW Amendment, Adelphia may be required to pay TW NY a termination fee of, or reduce the purchase price under the TW NY Purchase Agreement by, $352,850,000 and in the case of the Comcast Amendment, may be required to pay Comcast a termination fee of, or reduce the purchase price under the Comcast Purchase Agreement with Comcast by, $87,500,000. To the extent either such termination fee is paid or such price reduction occurs, Adelphia will not owe TW NY or Comcast, as applicable, any other termination fees under the applicable Purchase Agreement. Additionally, Adelphia agreed that it may not terminate either Purchase Agreement prior to September 1, 2006.

Adelphia has agreed that if the sale is consummated pursuant to section 363, then to the extent an exemption from transfer taxes under section 1146 of the chapter 11 the Bankruptcy Code is not available but would more likely than not have been available if the applicable Transaction had been consummated pursuant to a plan of reorganization, Adelphia will pay such incremental transfer taxes (such taxes, “Incremental Transfer Taxes”). Adelphia will bear the burden of proving whether transfer taxes payable under a sale consummated pursuant to section 363 are not Incremental Transfer Taxes and thus the responsibility of TW NY or Comcast, as applicable.

Under the TW Amendment, Adelphia agreed that the listing of the TWC Class A Common Stock on The New York Stock Exchange (the “NYSE”) would not be a condition to the closing of the Transaction (the “Closing”). Other than in the case of a 363 Sale, the TWC Class A Common Stock is expected to be listed on the NYSE following the Closing but in any event within two weeks following the Closing or, if not listed on the NYSE within a reasonable period following the Closing, on The Nasdaq Stock Market (“Nasdaq”). In the case of a 363 Sale, the TWC Class A Common Stock is expected to be listed on the NYSE at or prior to any initial registered public offering of the TWC Class A Common Stock or shortly following the consummation of a plan of reorganization for Adelphia (a “Plan”) but in any event within two weeks following the consummation of a Plan to distribute the proceeds of the Transaction to the Company’s creditors and stakeholders or, if not listed on the NYSE within a reasonable period following the initial registered offering or distribution pursuant to a Plan, on Nasdaq.

Under the TW Amendment, at the Closing, TWC and Adelphia will enter into a Registration Rights and Sale Agreement (the “Registration Rights Agreement”) under which Adelphia will agree to consummate a fully underwritten initial public offering of at least 33-1/3% of the TWC Class A Common Stock issued by TWC in the Transaction (inclusive of any overallotment option, if any) within three months of TWC preparing the necessary registration statement and having it declared effective (subject to delays under specified conditions). Adelphia’s obligation to consummate the public offering terminates if Adelphia consummates a plan of reorganization as a result of which (a) 75% of the TWC Class A Common Stock it receives in the Transaction (excluding TWC Class A Common Stock held in the escrow account established pursuant to the TW NY Purchase Agreement) is distributed to creditors and the TWC Class A Common Stock is listed on the NYSE or Nasdaq within two weeks, or (b) 90% of the TWC Class A Common Stock it receives in the Transaction (excluding TWC Class A Common Stock held in the escrow account established pursuant to the TW NY Purchase Agreement) is distributed to creditors regardless of

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listing status. After the initial public offering, Adelphia will have the right to a demand registration and a final registration if the exemption from registration pursuant to section 1145 of the Bankruptcy Code is not available for a distribution of the remaining TWC Class A Common Stock to the Company’s creditors and stakeholders under a Chapter 11 plan. Pursuant to the terms of the Registration Rights Agreement, Adelphia’s ability to distribute the TWC Class A Common Stock may be subject to lock-up periods following public offerings of TWC Class A Common Stock.

Pursuant to a letter agreement, dated as of June 21, 2006 (the “Comcast Letter Agreement”), Adelphia, TWC and Comcast have agreed that if prior to November 1, 2006 the transactions contemplated in the redemption agreement between TWC and Comcast’s subsidiary trust and certain of their respective affiliates pursuant to which Comcast’s existing interest in TWC would be redeemed in exchange for a subsidiary of TWC holding, among other things, cable systems (the “Redemption Agreement”) are not consummated, then for the period from November 1, 2006 to November 17, 2007, Comcast will have the right to preempt the Company in any offering, to require the Company to give Comcast 45 days to complete an offering and to require the Company to “lock up” its TWC Class A Common Stock for 180 days in connection with Comcast’s sale of TWC Class A Common Stock and for 90 days in connection with each Comcast follow-on offering that may occur, which could potentially lock up the Company until as late as February 2008.

The foregoing description of the terms of the Amendments, the Comcast Letter Agreement and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to each of the Amendments and the Comcast Letter Agreement, copies of which are filed herewith as Exhibits 2.1, 2.2 and 2.3, respectively, and the Registration Rights Agreement, copies of which are filed as Exhibit 1.1(c) to the TW Amendment filed herewith as Exhibit 2.1 and as Exhibit A to the Comcast Letter Agreement filed herewith as Exhibit 2.3.

The representations, warranties and covenants made by the parties in each of the transaction agreements are qualified by information in disclosure schedules that the parties exchanged in connection with the execution of such agreements. Representations and warranties may be used as a tool to allocate risks between the parties, including where the parties do not have complete knowledge of all facts. Accordingly, investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Adelphia, TWC, TW NY or Comcast or any of their respective affiliates.

This filing is not intended to be, nor should it be construed as, a solicitation for a vote on a Plan.

Item 9.01  Financial Statements and Exhibits.

Exhibit 2.1	Amendment No. 2 to Asset Purchase Agreement between Adelphia and TW NY, dated June 21, 2006, including the Registration Rights Agreement attached thereto as Exhibit 1.1(c).

Exhibit 2.2	Amendment No. 2 to Asset Purchase Agreement between Adelphia and Comcast, dated June 21, 2006.

Exhibit 2.3	Letter Agreement with Comcast, dated June 21, 2006, including the Registration Rights Agreement attached thereto as Exhibit A.

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Cautionary Statement Regarding Forward-Looking Statements

This report includes forward-looking statements. All statements regarding the Company’s and its subsidiaries’ and affiliates’ expected future financial position, results of operations, cash flows, sale of the Company, settlements with the SEC and the United States Attorney’s Office for the Southern District of New York (the “U.S. Attorney”), restructuring and financing plans, expected emergence from bankruptcy, business strategy, budgets, projected costs, capital expenditures, network upgrades, products and services, competitive positions, growth opportunities, plans and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will” and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and readers must recognize that actual results may differ materially from the Company’s expectations. The Company does not undertake a duty to update such forward-looking statements. Factors that may cause actual results to differ materially from those in the forward-looking statements include whether the proposed sale of the Company’s assets to TW NY and Comcast is approved and consummated, whether the Third Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on June 22, 2006, relating to the Parnassos Communications, L.P. and Century-TCI California Communications, L.P. joint ventures the debtors hold with Comcast, will be approved and consummated in time to close the sale of such assets to TW NY and Comcast, the potential costs and impacts of the Sale Transaction, whether the Modified Fourth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, filed with the Bankruptcy Court on April 28, 2006, is confirmed and consummated in time to close the sale of such assets to TW NY and Comcast in the event a 363 Sale is not timely consummated, whether the transactions contemplated by the settlements with the SEC and the U.S. Attorney and any other agreements needed to effect those transactions are consummated, the Company’s pending bankruptcy proceeding, results of litigation against the Company, results and impacts of the proposed sale of the Company’s assets, the effects of government regulation including the actions of local cable franchising authorities, the availability of financing, actions of the Company’s competitors, pricing and availability of programming, equipment, supplies and other inputs, the Company’s ability to upgrade its broadband network, technological developments, changes in general economic conditions, and those discussed under Items 1A,  “Risk Factors,” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2005 and Quarterly Report on Form 10-Q for the period ended March 31, 2006 and in the debtors’ supplement to the Fourth Amended Disclosure Statement, filed with the Bankruptcy Court on April 28, 2006, which is available in the investor relations section of the Company’s website at www.adelphia.com. Information contained on the Company’s Internet website is not incorporated by reference into this report. Many of these factors are outside of the Company’s control.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2006	ADELPHIA COMMUNICATIONS CORPORATION (Registrant)

	By:	/s/ BRAD M. SONNENBERG
	Name:	Brad M. Sonnenberg
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 2.1	Amendment No. 2 to Asset Purchase Agreement between Adelphia and TW NY, dated June 21, 2006, including the Registration Rights Agreement attached thereto as Exhibit 1.1(c).

Exhibit 2.2	Amendment No. 2 to Asset Purchase Agreement between Adelphia and Comcast, dated June 21, 2006.

Exhibit 2.3	Letter Agreement with Comcast, dated June 21, 2006, including the Registration Rights Agreement attached thereto as Exhibit A.